Exhibit 99.1

FOR IMMEDIATE RELEASE
Karen Haus-Moran, Carolyn Bass
Market Street Partners for Visual Sciences, Inc.
Karen@marketstreetpartners.com
Carolyn@marketstreetpartners.com
+1.415.445.3240
Visual Sciences Reports Third Quarter 2007 Results
San Diego — November 7, 2007 — Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: VSCN), a leading provider of real-time analytics applications, today announced results of operations for the third quarter ended September 30, 2007. Financial and operating highlights for the quarter include:
•	Revenue: Total revenue for the third quarter was $20.4 million, an increase of 8% year-over-year on a non-GAAP basis and 17% on a GAAP basis.

•	Non-GAAP Earnings per Share: Non-GAAP net income was $3.1 million for the third quarter, compared to $3.2 million for the comparable period last year. Non-GAAP earnings per diluted share were $0.15 for the third quarter of 2007 compared to $0.16 for the comparable period in 2006. Reconciliations of GAAP to non-GAAP net income (loss) and earnings per share are provided below.

•	GAAP Earnings / (Loss) per Share: On a GAAP basis, the company incurred a loss of $(1.0) million for the third quarter, compared to a loss of $(1.8) million for the comparable period last year. Net loss per diluted share was $(0.05) for the third quarter of 2007 compared to $(0.10) for the comparable period in 2006.

•	New Clients: The Company added 49 new clients in the third quarter and signed 307 sales bookings with new and existing clients including new and up-sell bookings to National Trust, C&H Distributors, Gaylord Hotels, Debenhams, FX Networks, Guess, Trip Advisor, City Search and Yamaha Motor Corporation U.S.A. Average revenue per new client increased 17% sequentially and 71% from the comparable period in 2006.

•	Positive Cash Generation: The Company had its 16th consecutive quarter of positive cash generation, generating $2.2 million of positive cash flow from operations. At September 30, 2007, the company had approximately $14.5 million of cash, cash equivalents and short-term investments, after making a $2.0 million payment in accordance with the previously announced settlement of its patent litigation with NetRatings.

•	Signed Definitive Merger Agreement: On October 25th, Visual Sciences announced it had entered into a definitive agreement to be acquired by Omniture, Inc. The merger, which is expected to close in the first half of 2008, is subject to customary closing conditions, including approval of stockholders of both companies and regulatory approvals.
“I am pleased with our third quarter results,” said Jim MacIntyre, CEO of Visual Sciences. “We continue to see strong customer demand for our multi-channel real-time analytics solutions, and this coupled with our solid execution resulted in our strong quarterly financial results. In addition, we are excited to have signed an agreement to be acquired by Omniture. The combined organization will be able to offer its customers a deep and compelling set of analytics products and services.”
Financial Guidance

Given the pending acquisition of Visual Sciences by Omniture, Visual Sciences is discontinuing its practice of providing forward looking guidance and the previous guidance issued by the Company on August 2, 2007 should no longer be relied upon.
Note on the Use of Non-GAAP Financial Measures

Some of the financial measures in this press release are non-GAAP financial measures within the meaning of SEC Regulation G. We believe that this presentation is useful to investors because it more accurately describes the operating performance of the company on a period-to-period basis, excluding specific costs and expenses that we believe are not indicative of our core operating results. Company management uses these non-GAAP measures as important indicators of the company’s past performance and to plan and forecast performance in future periods. In addition, bonus payments to our officers and employees under our corporate bonus plan are based on the achievement of specified non-GAAP revenue and non-GAAP earnings per share targets. Investors should not consider non-GAAP financial measures in isolation from, or as a substitute for, financial information presented in compliance with GAAP.
Conference Call Details

As previously announced, Visual Sciences will host a conference call today at 2:00 pm PST to discuss the company’s third quarter financial results. To access this call, dial 800-510-0219 (domestic) or 617-614-3451 (international) using passcode 70050513. A replay of this call will be available until November 14th by dialing 1-888-286-8010 (domestic) or 617-801-6888 (international) using passcode 77530068. A live audio-only webcast of this conference call will be available on the home page of the company’s Web site (www.visualsciences.com) and a replay will be archived on the Web site as well.

About Visual Sciences

Founded in 1996, Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: VSCN) is a leading provider of real-time analytics applications. The company’s analytics applications, based on its patent pending on-demand service and software platform, enable fast and detailed analytics on large volumes of streaming and stored data. Approximately 1,590 enterprises worldwide rely on the answers delivered by these applications to provide them with actionable intelligence to optimize their business operations. The company provides real-time analytics applications for web sites, contact centers, retail points-of-sale, messaging systems and the intelligence community. In addition, the company’s line of analytics-driven offerings leverages its analytics technology to automatically optimize Web sites and related marketing applications. Visual Sciences flexible technology platform, Visual Sciences Technology Platform 5™, allows the company to rapidly introduce tailored solutions to meet its clients’ needs. Visual Sciences is headquartered in San Diego, Calif., and has East Coast offices in Herndon, Virginia and a European headquarters in Amsterdam, The Netherlands. For more information, contact Visual Sciences. Voice: 858.546.0040. Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.visualsciences.com. Visual Sciences is a registered trademark of Visual Sciences, Inc.
Forward-Looking Statements

Statements in this press release that are not a description of historical facts are forward-looking statements, including, but not limited to, statements regarding Visual Sciences’ ability to complete the proposed merger with Omniture, Inc. pursuant to the definitive agreement between the parties, the ability to satisfy conditions to closing the merger, including obtaining stockholder and regulatory approvals, and the benefits of the merger to stockholders. You should not regard any forward-looking statement as a representation by Visual Sciences that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in Visual Sciences’ business, including, without limitation: Visual Sciences’ reliance on its web analytics services for the majority of its revenue; potential impacts on Visual Sciences’ business, results of operations and common stock price resulting from the proposed merger with Omniture, Inc. including, but not limited to risks of disruption to our business development and sales efforts and disruption and distraction of our management and employees from day-to-day operations as a result of the merger; risks associated with obtaining stockholder or regulatory approvals related to the proposed merger; risks that the expected financial effect of the merger may not be realized; risks associated with contractual limitations on our ability to take certain actions as a result of the merger; risks associated with costs to be incurred in connection with the merger; risks associated with Visual Sciences’ failure to complete the merger; risks associated with the blocking or erasing of cookies or limitations on the company’s ability to use cookies; Visual Sciences’ limited experience with customer intelligence applications beyond web analytics; the risks associated with integrating the operations and products of acquired companies with those of Visual Sciences; privacy concerns and laws or other domestic or foreign regulations that may subject Visual Sciences to litigation or limit the company’s ability to collect and use Internet user information; Visual Sciences’ ongoing ability to protect its own intellectual property rights and to avoid violating the intellectual property rights of third parties; the highly competitive markets in which the company operates that could make it difficult for Visual Sciences to acquire and retain customers; the risk that Visual Sciences’ customers fail to renew their agreements; the risks associated with the company’s indebtedness, including the risk of non-compliance with the covenants in the company’s credit facility; the risk that Visual Sciences’ services may become obsolete in a market with rapidly changing technology and industry standards; the risks associated with renaming the company and undertaking related branding activities; and other risks described in Visual Sciences’ Securities and Exchange Commission filings, including the company’s annual report on Form 10-K for the year ended December 31, 2006 and quarterly reports on Form 10-Q. Do not place undue reliance on these forward-looking statements which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Visual Sciences undertakes no obligation to revise or update this news release to reflect events or circumstances after the date of this news release.
###

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share data)

	September 30,	December 31,
	2007	2006
Assets
Current assets
Cash and cash equivalents	$12,714	$19,713
Investments	1,795	5,606
Accounts receivable, net	19,076	15,654
Deferred tax assets	749	708
Prepaid expenses and other current assets	3,030	3,943

Total current assets	37,364	45,624

Property and equipment, net	8,348	6,562
Goodwill	59,001	49,380
Intangible assets, net	22,640	19,732
Deferred tax assets	14,614	14,956
Other assets	1,029	1,314

	$142,996	$137,568

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,746	$987
Accrued liabilities	9,600	9,327
Deferred revenue	20,415	20,924
Capital lease short-term	25	38
Revolving credit facility	4,000	—
Current maturities of notes payable	—	19,708

Total current liabilities	35,786	50,984

Capital lease long-term	31	50
Other liabilities	5,961	781

Total liabilities	41,778	51,815

Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized and no shares issued and outstanding at September 30, 2007 and December 31, 2006	—	—
Common stock, $0.001 par value; 75,000,000 shares authorized, 20,937,210 and 19,238,781 shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively	21	19
Additional paid-in capital	155,220	137,862
Unearned stock-based compensation	—	(22)
Accumulated other comprehensive income	377	219
Accumulated deficit	(54,400)	(52,325)

Total stockholders’ equity	101,218	85,753

	$142,996	$137,568

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Revenues
Subscription, hosting and support	$16,609	$13,877	$49,811	$38,700
License	1,867	1,332	4,498	2,027
Professional services	1,579	1,681	4,940	3,575
Advertising	366	557	1,377	1,834

Total revenues	20,421	17,447	60,626	46,136

Cost of revenues*
Cost of revenue	5,618	4,287	15,715	11,445
Amortization of intangible assets	762	715	2,192	1,931

Total cost of revenues	6,380	5,002	17,907	13,376

Gross profit	14,041	12,445	42,719	32,760

Operating expenses*
Sales and marketing	6,507	6,852	20,563	19,738
Technology development	2,624	3,384	8,952	9,403
General and administrative	5,576	4,014	13,534	9,997
Amortization of intangible assets	634	830	1,902	2,372

Total operating expenses	15,341	15,080	44,951	41,510

Loss from operations	(1,300)	(2,635)	(2,232)	(8,750)

Interest expense	(152)	(505)	(754)	(1,274)
Interest income	115	161	459	454
Other expense	(56)	2	(51)	2

Loss before income taxes	(1,393)	(2,977)	(2,578)	(9,568)
Benefit from income taxes	(362)	(1,150)	(921)	(3,554)

Loss before cumulative effect of change in accounting principle	(1,031)	(1,827)	(1,657)	(6,014)
Cumulative effect of change in accounting principle (net of tax)	—	—	—	13

Net loss	$(1,031)	$(1,827)	$(1,657)	$(6,001)

Basic net loss per share:
Loss before cumulative effect of change in accounting principle	$(0.05)	$(0.10)	$(0.08)	$(0.32)
Cumulative effect of change in accounting principle	—	—	—	—

Basic net loss per share	$(0.05)	$(0.10)	$(0.08)	$(0.32)

Diluted net loss per share:
Loss before cumulative effect of change in accounting principle	$(0.05)	$(0.10)	$(0.08)	$(0.32)
Cumulative effect of change in accounting principle	—	—	—	—

Diluted net loss per share	$(0.05)	$(0.10)	$(0.08)	$(0.32)

Shares used in per share calculations:
Basic	20,640,749	18,737,879	20,164,797	18,540,356

Diluted	20,640,749	18,737,879	20,164,797	18,540,356

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS-Continued
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
(*) Stock-based compensation:
Cost of revenues	$305	$601	$1,071	$1,576
Sales and marketing	590	1,000	1,753	2,760
Technology development	381	676	1,185	1,919
General and administrative	649	666	1,809	1,818

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Nine Months Ended
	September 30,
	2007	2006
Cash flows from operating activities
Net loss	$(1,657)	$(6,001)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,279	6,457
Debt discount amortization	338	692
Bad debt provision	627	116
Stock-based compensation	5,818	8,073
Loss on sale of securities	—	35
Gain on sale of property and equipment	—	(2)
Windfall tax benefits from stock options exercised	(1,044)	(339)
Deferred income taxes	(921)	(3,554)
Cumulative effect of change in accounting principle	—	(13)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(3,838)	(4,671)
Prepaid expenses and other assets	632	984
Accounts payable and accrued liabilities	(957)	2,373
Deferred revenue	(771)	3,382
Other liabilities	244	409

Net cash provided by operating activities	5,750	7,941

Cash flows from investing activities
Purchase of investments	—	(3,677)
Sales of investments	1,003	7,077
Maturities of investments	2,850	2,328
Purchase of property and equipment	(4,448)	(3,809)
Proceeds from sale of property and equipment	—	35
Issuance of note receivable	—	(42)
Changes in restricted cash	—	(442)
Acquisition of patent licenses	(1,111)	—
Acquisition, net of cash acquired	(202)	(20,630)

Net cash used in investing activities	(1,908)	(19,160)

Cash flows from financing activities
Exercise of stock options	3,968	957
Windfall tax benefits from stock options exercised	1,044	339
Payments on capital lease	(32)	(66)
Proceeds from revolving credit facility	5,000	—
Payments on notes payable and revolving credit facility	(21,000)	—

Net cash (used in) provided by financing activities	(11,020)	1,230

Effect of exchange rate changes on cash	179	71

Net decrease in cash and cash equivalents	(6,999)	(9,918)

Cash and cash equivalents at beginning of period	19,713	19,968

Cash and cash equivalents at end of period	$12,714	$10,050

VISUAL SCIENCES, INC.
(FORMERLY KNOWN AS WEBSIDESTORY, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-Continued
(UNAUDITED)
(in thousands)

	Nine Months Ended
	September 30,
	2007	2006
Supplementary disclosure of non-cash investing and financing activities:
Business combination with Visual Sciences Technologies, LLC
Cash paid for business combination, net of cash acquired	$—	$20,186
Fair value of debt issued in business combination	—	18,740
Fair value of warrants issued in business combination	—	6,358
Fair value of common stock issued in business combination	7,362	—
Liabilities assumed in business combination	356	3,521

Total fair value of assets acquired in business combination	$7,718	$48,805

Business combination with Atomz
Cash paid for business combination, net of cash acquired	$—	$444
Fair value of common stock issued in business combination	—	3,418

Total fair value of assets acquired in business combination	$—	$3,862

Non-cash acquisition of patent licenses	$5,889	$—

Non-cash purchases of property and equipment	$664	$—

VISUAL SCIENCES, INC. (UNAUDITED) (in thousands, except
share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Reconciliation of GAAP net loss to Non-GAAP net income

Net loss	$(1,031)	$(1,827)	$(1,657)	$(6,001)

Amortization of intangibles	1,396	1,545	4,094	4,303

Stock-based compensation	1,925	2,943	5,818	8,073

Deferred revenue related to merger*	—	1,456	173	4,144

Non-cash tax benefit	(429)	(1,182)	(1,105)	(3,729)

Non-cash interest expense	—	265	292	692

Transaction expenses	341	—	341	—

Legal settlement expenses	889	—	889	—

Cumulative effect of change in accounting principle	—	—	—	(13)

Non-GAAP net income	$3,091	$3,200	$8,845	$7,469

Reconciliation of GAAP net loss per common share to Non-GAAP net income per common share

GAAP net loss per common share:
Basic	$(0.05)	$(0.10)	$(0.08)	$(0.32)
Diluted	$(0.05)	$(0.10)	$(0.08)	$(0.32)

Amortization of intangibles	0.07	0.08	0.20	0.22

Stock-based compensation	0.09	0.15	0.28	0.41

Deferred revenue related to merger*	—	0.07	0.01	0.21

Non-cash tax benefit	(0.02)	(0.06)	(0.06)	(0.19)

Non-cash interest expense	—	0.01	0.01	0.03

Transaction expenses	0.02	—	0.02	—

Legal settlement expenses	0.04	—	0.04	—

Effect of using non-GAAP dilutive shares	—	0.01	0.01	0.02

Cumulative effect of change in accounting principle	—	—	—	—

Non-GAAP net income per common share:
Diluted	$0.15	$0.16	$0.43	$0.38

GAAP weighted-average shares used in per share calculations:
Basic	20,640,749	18,737,879	20,164,797	18,540,356
Diluted	20,640,749	18,737,879	20,164,797	18,540,356
Non-GAAP weighted-average shares used in per share calculations:
Basic	20,640,749	18,737,879	20,164,797	18,540,356
Diluted	21,185,342	19,936,045	20,634,072	19,827,840

VISUAL SCIENCES, INC. (UNAUDITED) (in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Reconciliation of GAAP revenue to Non-GAAP revenue

GAAP revenue	$20,421	$17,447	$60,626	$46,136

Deferred revenue related to merger*	—	1,456	173	4,144

Non-GAAP revenue	$20,421	$18,903	$60,799	$50,280

*	In accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations,” the deferred revenue obligation on the ending balance sheet of Visual Sciences Technologies, LLC (formerly known as Visual Sciences, LLC) (“VS”) was reduced to fair value when recorded on the Company’s beginning balance sheet. This fair value adjustment resulted in a write-down of $5.4 million of deferred revenue which would otherwise have been recognized as revenue by VS on a stand-alone basis in periods subsequent to the merger date.